                                                                    EXHIBIT 10.1

          THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT IN THE LIMITED
               CIRCUMSTANCES SET FORTH HEREIN OR WITH THE PRIOR
                        WRITTEN CONSENT OF THE COMPANY
--------------------------------------------------------------------------------



                         COMMON STOCK PURCHASE WARRANT

                              for the purchase of

                                  COMMON STOCK

                                       of

                                VIEW TECH, INC.

                            (a Delaware corporation)

                    Original Issue Date:  November 21, 1997


       VIEW TECH, INC., a Delaware corporation (the "Company"), for good and
                                                     -------
valuable consideration received, hereby certifies that IMPERIAL BANK, a California banking corporation, or registered assigns permitted hereunder (the "Holder"), is entitled to purchase from the Company, at any time or from time to
 ------
time during the Warrant Exercise Period (as hereinafter defined), that number of shares of the Company's Common Stock, $.0001 par value per share ("Common
                                                                   ------
Stock"), as shall be equal to the Warrant Number (as hereinafter defined), at
-----
that price per share of Common Stock as shall be equal to the Purchase Price (as hereinafter defined).

1.     Definitions.
       -----------

       For the purposes of this Warrant:

       "Fair Market Value" means the average of the closing sale prices (if
        -----------------
listed on a stock exchange or quoted on the Nasdaq National Market System or any successor thereto), or the average of the mean between the closing bid and asked prices (if quoted on NASDAQ or otherwise publicly traded), of the Common Stock on each of the three (3) trading days prior to the date of exercise.

       "Purchase Price" means $7.08, subject to automatic adjustment from time
        --------------
to time in accordance with Section 3.
                           ---------

       "Termination Date" is defined in Section 7.
        ----------------                ---------

       "Warrant Exercise Period" means the period commencing with the original
        -----------------------
issue date of this Warrant and ending on the Termination Date.
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                                       2

       "Warrant Number" means, initially, 60,000 shares of Common Stock, subject
        --------------
to automatic adjustment from time to time in accordance with Section 3.
                                                             ---------

2.     Exercise.
       --------

       (a) This Warrant may be exercised by the Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit
                                                                     -------
A, duly executed by such Holder, at the principal office of the Company, or at
-
such other office or agency as the Company may designate, accompanied by payment in full by bank or certified check in lawful money of the United States, of the aggregate Purchase Price payable in respect of the total number of shares of Common Stock purchased upon such exercise.

       (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Subsection 2(a) above.
                                                          ---------------
At such time, the person or persons in whose name or names any certificates for or other instruments evidencing shares of Common Stock shall be issuable upon such exercise as provided in Subsection 2(d) below shall be deemed to have
                             ---------------
become the holder or holders of record of the Common Stock represented by such certificates or other instruments.

     (c) (i) The Holder may at its sole option, and in lieu of paying the Purchase Price pursuant to Subsection 2(a) hereof, exchange this
                                     ---------------
          Warrant in whole or in part for a number of shares of Common Stock as determined below. Such shares of Common Stock shall be issued by the Company to the Holder without payment by the Holder of any other exercise price or any cash or other consideration. The number of shares of Common Stock to be so issued to the Holder shall be equal to the quotient obtained by dividing (A) the Surrendered Value (as defined below) on the date of surrender of this Warrant pursuant to Subsection 2(a), by (B) the Fair Market Value on the exchange date of
          ---------------
          one share of Common Stock.

            (ii) For the purposes of this Subsection 2(c), the "Surrendered
                                          ---------------       -----------
          Value" of a portion of this Warrant on a given date shall be deemed to
          -----
          be the excess of (A) the aggregate Fair Market Value on such date of the total number of shares of Common Stock otherwise issuable upon exercise of such portion of the Warrant, over (B) the aggregate
                                                   ----
          Purchase Price of such total number of shares of Common Stock.

     (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:
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                                      3

               (i) a certificate or certificates for the number of full shares of Common Stock to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder
                    ----
          would otherwise be entitled, cash in an amount determined pursuant to
          Section 3 hereof, and
          ---------

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the Warrant Number minus the number of such shares of Common Stock purchased by the Holder upon such exercise.

3.   Adjustments; Fractional Securities.
     ----------------------------------

     (a) If, at any time after the original issue date of this Warrant, the outstanding Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be immediately and automatically proportionately and equitably reduced. If, at any time after the original issue date of this Warrant, the outstanding Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be immediately and automatically proportionately and equitably increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the maximum number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (b) If, at any time after the original issue date of this Warrant, there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 3(a) above), or any consolidation or merger of the Company
       ---------------
with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution, then, as part of any such reorganization, reclassification, consolidation, merger, sale, automatic conversion or liquidating distribution, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale, automatic conversion or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this Section 3 (including
                                                   ---------
provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (c) In any case in which this Section 3 shall require that any adjustment
                                   ---------
in the number of shares of Common Stock or other property for which this Warrant may be exercised be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the Holder with respect to the exercise of this Warrant after that record date the Common Stock and other property, if any, issuable upon exercise over and above the Common Stock and other property, if any, issuable upon exercise of this Warrant as in effect prior to such adjustment; provided, however, that,
                                                    --------  -------
upon request, the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares or property upon the occurrence of the event requiring such adjustment.

     (d) When any adjustment is required to be made in the Purchase Price or the Warrant Number, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price and the Warrant Number after such adjustment, and setting forth a brief statement of the facts requiring such adjustment.
Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Subsection 3(a), (b) or (c)
                                                 ---------------  ---    ---
above.

     (e) The Company shall not be required, upon the exercise of this Warrant, to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the Fair Market Value of the Common Stock at the time of exercise.

4.   Limitation on Sales, etc.
     ------------------------

     The Holder, and each subsequent holder of this Warrant, if any, acknowledges that this Warrant and the underlying shares of Common Stock have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to
                                                      ---
sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Common Stock issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such underlying shares of Common Stock and registration or qualification of this Warrant or such underlying shares of Common Stock under any applicable Blue Sky or state securities laws then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

     Without limiting the generality of the foregoing, unless the offering and sale of the Common Stock to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the registered Holder shall be bound by the provisions of a legend to such effect on the certificate(s) representing the Common Stock.

     In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Common Stock hereunder until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky"
laws), provided that the Company shall use all reasonable efforts in good faith
       --------
to diligently pursue completion of such action or the receipt of such consent.

5.   Notices of Record Date, etc.
     ---------------------------

     In case:

     (a) the Company shall take a record of the holders of Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

     (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company, or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice, provided
                                                                      --------
that the failure to so mail such notice shall not affect the legality or validity of any such action.

6.   Reservation of Stock, etc.
     -------------------------

     (a) The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such stock and other property as from time to time shall be issuable upon the exercise of this Warrant.

     (b) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Warrant in a reasonable manner and in the taking of all other action which may be necessary in order to protect the rights hereunder of the Holder of this Warrant.

     (c) The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to the Holder, at the address of the Holder appearing on the books of the Company, of each change in the location of such office.

7.   Termination.
     -----------

     This Warrant shall terminate and no longer be exercisable from and after 5:00 p.m., Boston time, on November 21, 2004 (the "Termination Date").
                                                   ----------------

8.   Transfers, etc.
     --------------

     (a) The Company will maintain a register containing the names and addresses of the Holders of this Warrant. The Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

     (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes.

9.   Replacement of Warrants.
     -----------------------

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.  Mailing of Notices, etc.
     -----------------------

     All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal executive offices or at such other address as the Company shall so notify the Holder.

11.  No Rights as Stockholder.
     ------------------------

     Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12.  Change or Waiver.
     ----------------

     Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

13.  Headings.
     --------

     The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

14.  Governing Law.
     -------------

     The validity, construction and performance of this Warrant shall be governed by and construed in accordance with the laws of The State of Delaware applicable to contracts executed in and performed entirely within such State, without reference to any choice of law principles of such State. With respect to any suit, action or other proceeding arising out of this Warrant, or any other transaction contemplated thereby, the parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding hereunder shall be tried by a judge without a jury.


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

     IN WITNESS WHEREOF, VIEW TECH, INC. has caused this COMMON STOCK PURCHASE WARRANT to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers on and as of November 21, 1997.

                                    The Company:
                                    -----------


[CORPORATE SEAL]                    VIEW TECH, INC.



                                    By:______________________________
                                       Title:


Attest:_________________________

                                   EXHIBIT A
                                   ---------

                                 PURCHASE FORM
                                 -------------

To:


     The undersigned, pursuant to the provisions set forth in the attached COMMON STOCK PURCHASE WARRANT, hereby irrevocably elects either (a) to purchase ___________________ shares of Common Stock covered by such Warrant and herewith makes payment of $_________________, representing the full purchase price for such shares at the Purchase Price per share provided for in such Warrant, or (b) to surrender _________________ number of shares of such Warrant in exchange for the number of shares of Common Stock determined pursuant to Section 2(c)
                                                            ------------
thereof.



Dated:                              By:_____________________________

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:_____________________________ the right to purchase Common Stock represented by this Warrant to the extent of _________________________ shares, and does hereby irrevocably constitute and appoint __________________________, attorney-in-fact to transfer the same on the books of the Company with power of substitution in the premises.



Dated:                              By:__________________________